CredexCorporation.com

OTC: CRDX

# CREDEX CORPORATION

October, 2022

# Disclaimer

CREDEX CORPORATION

This presentation has been prepared by Credex Corporation ("Credex" or the "Company"). It does not purport to contain all the information that a prospective investor may require in connection with any potential investment in the Company. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of the Company. No representation or warranty (whether express or implied) is made by the Company or any of its shareholders, directors, officers, advisers, agents or employees as to the accuracy, completeness or reasonableness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or provided in connection with it, or any omission from this presentation, nor as to the attainability of any estimates, forecasts or projections set out in this presentation. This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of the Company. The Company reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of the Company or that information contained herein is correct after the date of this presentation. Neither the Company nor any of its shareholders, directors, officers, advisors, agents or employees take any responsibility for, or will accept any liability whether direct or indirect, express or implied, contractual, tortuous, statutory or otherwise, in respect of the accuracy or completeness of the information contained in this presentation, for any errors, omissions or misstatements in or from this presentation or for any loss howsoever arising from the use of this presentation. Any such responsibility or liability is, to the maximum extent permitted by law, expressly disclaimed and excluded. This presentation does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer to subscribe for or purchase, any securities of the Company, nor shall it form the basis of or be relied upon in connection with, or act as any inducement to enter, any contract or commitment whatsoever with respect to such securities. Under no circumstances should this presentation be construed as a prospectus, advertisement or public offering of securities.

This presentation contains reference to certain intentions, expectations, forward looking statements, strategy and prospects of the Company. Those intentions, expectations, forward looking statements, strategies and prospects may or may not be achieved. They are based on certain assumptions, which may not be met or on which views may differ and may be affected by known and unknown risks. The performance and operations of the Company may be influenced by a number of factors, many of which are outside the control of the Company. No representation or warranty, express or implied, is made by the Company, or any of its shareholders, directors, officers, advisers, agents or employees that any intentions, expectations or plans will be achieved either totally or partially or that any rate of return will be achieved. Given the risks and uncertainties that may cause the Company's actual future results, performance or achievements to be materially different from those expected, planned or intended, you should not place undue reliance on these intentions, expectations, forward looking statements, strategies and prospects. The Company does not represent or warrant that the actual results, performance or achievements will be as intended, expected or planned.

# Our Companies of Focus

CREDEX CORPORATION

| CREDEX REAL ESTATE | CREDEX LENDING | USA HEMP STORE.COM | CREDEX GOLF | CREDEX OPTIONS |
|---|---|---|---|---|
| 40+ years of real estate development and transactional expertise. | 40+ years of innovative solution lending. | Partnered with Joe Namath and leveraging 30 years of experience in third party sales channel growth and management. | Involved in golf design and development with 25+ years of experience. | Strategically positioned to be successful in targeted industries upon Federal acceptance. |

CRDX Real Estate, Inc., CRDX Lending Inc., CRDX Golf, Inc. and CRDX Options Inc. are wholly owned subsidiaries of Credex Corporation

*Closing of the USA Hemp Store acquisition is pending.

# Board of Directors



CEO, Board of Directors
ROBIN H. MCVEY



Chairman of the Board
STEVE GRIBBON



Board of Directors
JAMES WALSH



Board of Directors
LAWRENCE U. TAUBE



Board of Directors
JENNIFER WOODEND



President CRDX Real Estate, Board of Directors
J.D. HAYDEN WITT



Board of Directors
JAMES "WOODY" WOODEND



Board of Directors
TODD NICHOLS

CREDEX CORPORATION

Board of Directors
MARK NICHOLS

# Update to Our Team

CREDEX CORPORATION



## Interim CFO

### Mark Edoff

Mark Edoff is a dynamic, senior level executive and strong business partner. He combines solid strategic planning and general management skills, with expert qualifications in financial leadership. Most recently, working with major international technology and service companies, he has focused on emerging IoT Technologies, innovation, new products and services, and the related development activities. He has a proven track record of building top-performing organizations that have consistently met and outperformed revenue, profit, and cost control and business optimization objectives. Mr. Edoff is currently a Principal at MNE Solutions LLC. In his role, he provides professional consulting services for client partners in the following businesses: electronic and physical security, technology and cloud services, consumer and IoT products and services, private equity firms, and knowledge management and consulting firms. Engagements and business projects providing services in: operations management, business and partnership development, development and implementation of new business solutions, products and services, strategic planning and business strategy and development, consumer facing eCommerce solutions, due diligence for investments and acquisitions, financial reporting, accounting and controls, and planning and analysis. Mr. Edoff was appointed ADT's Senior Vice President of Business Operations, in connection with the Company's separation from Tyco in September 2012. He held this role until August of 2016. In this role, he was responsible for increasing efficiency and driving overall business process improvements in the organization. This included business partner, technology, and product development management, strategic sourcing, procurement and supply chain management, real estate and facilities operations management, acquisition due diligence and integration management, and Six Sigma business optimization programs. From October 2010, until the separation from Tyco, Mr. Edoff served as the Vice President and Chief Financial Officer of the Tyco's global security business unit, Tyco Security Solutions. Mr. Edoff joined Tyco in 2003 as Vice President and Controller for the former Tyco Fire & Security business unit. In 2004 Mr. Edoff assumed the role of Chief Financial Officer for ADT North America, which included responsibility for the combined residential and commercial security businesses. Previously, Mr. Edoff served in roles as Director of Finance, and Principal Accounting Officer for The Gillette Company. Before joining Gillette, Mr. Edoff had a 15-year career with KPMG, where he was a Partner in the Assurance practice. Mr. Edoff holds a Bachelor of Science

# CRDX Options

CREDEX CORPORATION

- CRDX Options is in the process of acquiring royalties through the purchase and licensing of intellectual property in order to generate revenue from the following entities:


THE
CANNABIS
DEPOT

  - Stem Beach LLC (DBA: The Cannabis Depot)
    - Flagship location
    - Prime interstate exit access
    - Approximately 27,000 customers per month
  - Cannabis Depot III LLC
    - 2nd Pueblo location
    - Popular shopping center location
    - Approximately 4,000 customers per month
  - Cannabis Depot Boulder
    - Opening Holiday Season of 2022
    - In full operations by Jan 1st, 2023
    - Expected to be a super store just like Stem Beach
  - 9 Cultivation Centers
    - Total plant count of 32,500
    - Spread across 160 acres
  - Seven Leaves LLC.
    - Full processing center
    - Marijuana Infused Products
    - Would complete vertical integration



# CRDX Real Estate

CREDEX CORPORATION

- CRDX Real Estate expects to enter into acquisition agreements on the following properties in the 4th quarter of 2022:

  - 4 separate, 40-acre parcels consisting of 19 individual grow centers
  - Unlimited water rights
  - 3 phase power available
    - 6468 Galbreth Rd
      - 4 rent producing farms
    - 6385 Galbreth Rd
      - 4 rent producing farms
    - 6469 Galbreth Rd
      - 2 rent producing farms
    - 6399 Galbreth Rd
      - 4 rent producing farms
      - Potential 4 farm expansion



Sungrown Farms
DD Farms
Bully's Farm
Future Recreational Grow
Future Medical Grow
Bear With Us
Wheeler Farms
JDW Farms
Seven Leaves LLC
Mary Janes
(2) Future Medical Grows
(2) Future Rec Grows
ZM Farms
AD Farms
Ancient Farms
C.R.M.F.
K.G. Farms
Woody's Farms

  - 74 N Component Dr, Pueblo West, CO
    - Negotiations with Tebo Properties of Boulder, CO for 50% ownership
    - 6 unit strip center that houses Cannabis Depot III LLC
    - 4 additional outside tenants

# USA Hemp Update

CREDEX CORPORATION



NAMATH
12

- Currently have an active royalty agreement in place
- AlaBev Launch
- Branding Update
  - Pain Cream
- Commercial Opportunities
  - TV
  - Social Media



USA HEMP STORE.COM
THE ORIGINAL #12
PREMIUM CBD HEMP CREAM
A CBD HEMP CREAM FOR EVERYONE
HIGH CBD CONTENT AT AN UNBEATABLE PRICE
USA HEMP STORE.COM
THE ORIGINAL #12
PREMIUM CBD HEMP CREAM
HYPOALLERGENIC
Joe Namath Endorsed brand
Effective relief from all aches and pains
Aggressive concentration of CBD Isolate and Hemp Seed Oil for increased results
NOW AVAILABLE

*Closing of the USA Hemp Store acquisition is pending.

# Cannaroo™

CREDEX CORPORATION


Our hemp is grown here.

## We are Cannaroo.

From the rolling hills of Kentucky to the bustling streets of Nashville, we're a southern-based company backed by a group of forward-thinking go-getters who believe in our mission: to improve the lives of others by developing the highest quality CBD products, while adhering to the highest production standards. Our goal is to make your life more enjoyable. We got our start chasing the idea that CBD should not only improve the way you feel, but it should also taste good. We exist for you. We exist because of you. Thank you for allowing us to be a part of your journey. We want to hear from you! Share your Cannaroo success story below.


Cannaroo
DELTA 8 GUMMIES
30 GUMMIES
Cannaroo
DELTA 8 GUMMIES
250MG
Cannaroo
KENTUCKY CINNAMON BOURBON FLAVORED
Sky Fire
DELTA 8
1oz (30ml)


Cannaroo
NATURAL
250MG
Cannaroo
NATURAL
300MG
Cannaroo
SMOKED BEEF JERKY
150MG HEMP
Cannaroo
150mg Soft Chews
BACON FLAVOR
30ct / 5mg ea
Cannaroo
300mg CBD Soft Chews
BACON FLAVOR
60ct / 5mg ea

*Cannaroo acquisition is in negotiations.

# CRDX Golf Experience – Concept

CREDEX CORPORATION


SHOT ANALYSIS


BULLSEYE
CAPTURE THE FLAG
HIT IT!

## DELIVERING A NEW EXPERIENCE

NEW TECHNOLOGIES HAVE TRANSFORMED THE GOLF ECOSYSTEM PROVIDING GOLFERS AND NON-GOLFERS WITH THE OPPORTUNITY TO HAVE AN UNFORGETTABLE EXPERIENCE.

NICKLAUS COMPANIES DELIVERS A HOLISTIC GUEST EXPERIENCE THAT WILL DELIVER VALUE TO OUR CLIENTS.

4 WAYS TO PLAY

## VIRTUAL GOLF

**KEY BENEFITS:**

- ABILITY TO PLAY WORLD RENOWNED COURSES FROM AROUND THE WORLD WITHOUT LEAVING THE RANGE
- PROVIDES CLIENTS WITH OPPORTUNITY FOR TOURNAMENT PLAY AND MEMBER FORMATS.


MUIRFIELD VILLAGE
TRACKMAN

## WHY TECHNOLOGY MATTERS

**BECAUSE EVERY SHOT COUNTS**
Ball tracking that 'sees' even the shortest & lowest shots.

ACCURACY MATTERS!
We propose using radar technology to deliver the market leading accuracy of data.

**DELIVER THE BEST PRACTICE EXPERIENCE**
Software is designed to help you progress – showing you what you need to work on and making every session meaningful.

**AN UNFORGETTABLE ENTERTAINMENT EXPERIENCE**
Delivering great games with great amenities to enjoy.


THE NEW RANGE EXPERIENCE


RANGE
SIMULATOR
QUICK LOGIN

CASE STUDIES

## THE GIMMIE, THE CONCESSION

THE NEWEST ADDITION TO THE 18-HOLE JACK NICKLAUS SIGNATURE COURSE AT THE CONCESSION GOLF CLUB IS THE GIMME SHORT COURSE AND SNAKE ACRE PUTTING COURSE OCCUPYING 8 ACRES AND OPENED IN NOVEMBER 2019 AND BY 2020, WAS NAMED ONE OF THE 25 BEST PAR-3 COURSES IN THE WORLD BY GOLF MAGAZINE. THIS 9-HOLE PAR-3 SHORT COURSE WAS DESIGNED AND TUCKED INTO A BEAUTIFUL NATURAL SETTING AMIDST THE CHAMPIONSHIP COURSE AND WITHIN WALKING DISTANCE OF THE CLUB'S ON-SITE LODGING.

THE NAME 'THE GIMME' ACKNOWLEDGES THE FAMOUS MOMENT OF SPORTSMANSHIP DURING THE 1969 RYDER CUP BETWEEN U.S. TEAM'S JACK NICKLAUS AND GREAT BRITAIN'S TONY JACKLIN. WHEN NICKLAUS CONCEDED A SHORT PUTT TO JACKLIN, IT RESULTED IN THE FIRST RYDER CUP TIE AND SOLIDIFIED THAT MOMENT IN THE HISTORY OF THE GAME. ON THE COURSE, FLAGSTICKS ARE MARKED TO SIGNIFY THE 2-FOOT "GIMME" DISTANCE, ADDING TO THE ATMOSPHERE OF FUN AND PLAYABILITY.



CREDEX
CORPORATION

# HOMES FOR VETERANS INC.

- Underway on a home build for retired Veteran in Key West, FL.
- Will provide a drastic improvement in housing quality.
- Don Miller, a local contractor has volunteered his time and expertise.





EAST ELEVATION
WEST ELEVATION
REAR ELEVATION
FRONT ELEVATION
PROPOSED FLOOR PLAN
RESIDENTIAL CONSTRUCTION
A-1

*Homes for Veterans INC is a charitable partner of Credex Corporation.

CREDEX
CORPORATION

- Currently underway in a $2mm private raise from accredited investors including a new warrant program, which enables you to lock in your share price for a period of time regardless of the company trading price.

- Investor Relations will be reaching out to current investors to fully explain this new program.

For any questions,
Contact Investor Relations
Investor.Relations@CredexCorporation.com

CREDEX CORPORATION

We are poised for tremendous growth and opportunity!

Thank you!